                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     /X/ Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                        Craftmade International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                     N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                                      LOGO

                         CRAFTMADE INTERNATIONAL, INC.
                               2700 112TH STREET
                           GRAND PRAIRIE, TEXAS 75050

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON OCTOBER 31, 1995

To the Stockholders of CRAFTMADE INTERNATIONAL, INC.:

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Craftmade International, Inc. (the "Annual Meeting"), a Delaware corporation (the "Company"), will be held on Tuesday, October 31, 1995 at 10:00 a.m., local time, at the Hilton Inn, 2401 East Lamar Boulevard, Arlington, Texas, for the following purposes:

          (1) To elect seven (7) directors to serve until the next annual meeting of stockholders of the Company and until their successors have been elected and qualified;

          (2) To ratify and approve the selection of Price Waterhouse LLP as the Company's auditors for the ensuing fiscal year; and

          (3) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on September 29, 1995 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     A complete list of stockholders entitled to vote at the Annual Meeting will be maintained at the Company's offices at 2700 112th Street, Grand Prairie, Texas 75050, for ten days prior to the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. IF YOU DO ATTEND THE ANNUAL MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. ATTENDANCE AT THE ANNUAL MEETING IS LIMITED TO STOCKHOLDERS, THEIR PROXIES AND INVITED GUESTS OF THE COMPANY.

                                            By Order of the Board of Directors,

                                                  /s/ TERRY CULBERTSON
                                                      TERRY CULBERTSON
                                                         Secretary

Grand Prairie, Texas
October 3, 1995

                                      LOGO

                         CRAFTMADE INTERNATIONAL, INC.
                               2700 112TH STREET
                           GRAND PRAIRIE, TEXAS 75050

                                PROXY STATEMENT

                                      FOR

                         ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON OCTOBER 31, 1995

                                  INTRODUCTION

     The enclosed proxy (the "Proxy"), mailed together with this proxy statement (the "Proxy Statement"), is solicited by and on behalf of the Board of Directors of Craftmade International, Inc. (the "Company") for use at the 1995 Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held at the time and place and for the purposes set forth in the accompanying notice. The date on which the Notice of Annual Meeting, Proxy Statement and Proxy were first sent to the stockholders of the Company (the "Stockholders") is October 3, 1995.

     Shares represented by a valid proxy in the form enclosed, duly signed, dated and returned to the Company and not revoked, will be voted at the Annual Meeting in accordance with the directions given. In the absence of directions to the contrary, such shares will be voted FOR the election of the seven nominees of the Board of Directors of the Company (the "Board") for Director and FOR the ratification of Price Waterhouse LLP as the Company's auditors for the Company's 1996 fiscal year. If any other matter is properly presented at the meeting, which is not currently anticipated, the Proxy holders will vote the Proxies in accordance with their best judgment in such matters.

     Any Stockholder returning a Proxy has the right to revoke the Proxy at any time before it is exercised by giving written notice of such revocation to the Company addressed to Terry Culbertson, Secretary, Craftmade International, Inc., 2700 112th Street, Grand Prairie, Texas 75050, or by returning a later dated signed proxy, or by attending the Annual Meeting and voting in person.

                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

     At the close of business on September 29, 1995 (the "Record Date"), 3,291,069 shares of Common Stock of the Company, $.01 par value per share ("Common Stock"), were outstanding and entitled to vote at the Annual Meeting. Each Stockholder will be entitled to one vote for each share owned of record at the close of business on the Record Date for each Director to be elected and upon all other matters to be brought to a vote by the Stockholders at the Annual Meeting. The affirmative vote of a plurality of the shares of Common Stock present or represented at the meeting is required to elect the Directors. Ratification of the appointment of Price Waterhouse LLP requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present or represented at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum and have the effect of a negative vote on the ratification of Price Waterhouse LLP. Abstentions and broker non-votes have no effect on the vote for the election of Directors.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The table below sets forth information with respect to the Stockholders who were known to the Company to own beneficially more than 5% of the outstanding shares of Common Stock at July 31, 1995.

                                                                     NUMBER OF SHARES
                        NAME AND ADDRESS OF                            BENEFICIALLY       PERCENT
                         BENEFICIAL OWNER                                OWNED(1)         OF CLASS
-------------------------------------------------------------------  ----------------     --------
James Ridings(2)...................................................       632,486           19.2%
2700 112th Street
Grand Prairie, TX 75050
Falcon Fund........................................................       277,000            8.4%
8235 Douglas Ave., Ste. 420
Dallas, TX 75225
Liberty Investment Management......................................       347,700           10.6%
2502 Rocky Point Drive, Ste. 500
Tampa, FL 33607

---------------

(1) Unless otherwise indicated, all shares listed are directly held with sole voting and investment power.

(2) Mr. Ridings is President, Chairman of the Board and Chief Executive Officer of the Company.

                            I. ELECTION OF DIRECTORS

     Pursuant to the Bylaws of the Company, seven Directors are to be elected at the Meeting to serve until the next annual meeting of Stockholders and until their successors have been elected and qualified. Executive officers are elected annually and serve at the discretion of the Board of Directors. The seven current nominees for Director were elected at the 1994 Annual Meeting of Stockholders and are presently serving as Directors of the Company.

     All duly submitted and unrevoked Proxies will be voted FOR the Boards' nominees, except where authorization so to vote is withheld. If any nominee should become unavailable for election for any presently unforeseen reason, the persons designated as proxies will have full discretion to vote for another person designated by the Board, or, if none is so designated, to vote for the person or persons in accordance with their judgment. Proxies cannot be voted for the election of more than seven persons to the Board.

     The Company at present has no standing nominating committee because the Board as a whole functions in this capacity, although it may consider constituting such committee in the future if the growth and complexity of its operations so warrants or if compliance with regulatory procedures is necessitated. In April 1992, the Board constituted its audit committee consisting of Messrs. William V. Kimbrell, William P. Maloney and Aaron Shenkman, who are neither officers nor employees of the Company, and Mr. Kenneth
M. Cancienne, the Company's Chief Financial Officer. One meeting of the audit committee was held during the Company's 1995 fiscal year. The audit committee meets with management to consider the adequacy of the internal controls of the Company and the objectivity of financial reporting. The audit committee also meets with the independent auditors and with appropriate Company financial personnel and internal auditors about these matters. The committee recommends to the Board the appointment of the independent auditors, subject to ratification by the Stockholders at the annual meeting. Both the internal auditors and the independent auditors periodically meet alone with the audit committee and always have unrestricted access to the committee. In March 1993, the Company constituted its executive compensation committee, consisting of Messrs. William
V. Kimbrell, William P. Maloney and Aaron Shenkman, at which time it established basic compensation philosophies and overall objectives. During the year ended June 30, 1995, the entire Board of Directors met two times, of which one was a regularly scheduled meeting and one was a special meeting. All directors attended at least 75% or more of the meetings of the Board of Directors and of the committees of the Board on which they served.

     The table below sets forth pertinent information with respect to the nominees for Director, including their beneficial ownership of shares of Common Stock at July 31, 1995. Each has consented to serve as a Director if elected. The tabulation also sets forth the number of shares of Common Stock beneficially owned at that date by all Directors and executive officers as a group.

                                                                                COMMON STOCK
                                                                            BENEFICIALLY OWNED(1)
                                                                           -----------------------
                     NAME, AGE, PRINCIPAL OCCUPATION                       NUMBER OF      PERCENT
                         AND OTHER DIRECTORSHIPS                            SHARES        OF CLASS
-------------------------------------------------------------------------  ---------      --------
James Ridings............................................................   632,486         19.2%
  Mr. Ridings, age 45, has served as Chairman and Chief Executive Officer of the Company since December 1986 and President since October 1989.
     Mr. Ridings has been a Director of the Company since its
     organization in July 1985 and was a Vice President between July 1985 and December 1986. Between March 1971 and December 1984, Mr. Ridings
     was a sales representative with Kevco, Incorporated, Fort Worth,
     Texas, and its predecessor company, a wholesale distributor of ceiling fans, plumbing supplies and mobile home accessories.
Clifford Crimmings.......................................................    63,400(2)       1.9%
  Mr. Crimmings, age 45, has served as Vice President of Sales of the
     Company since its organization in July 1985 and a Director since
     June 1987. Between May 1969 and July 1985, Mr. Crimmings was
     employed as a sales representative and then sales manager with
     Kevco, Incorporated and its predecessor company.
Terry Culbertson.........................................................     8,400(2)         *
  Mr. Culbertson, age 36, has served as Chief Financial Officer of the
     Company between January 1990 and June 1991, Secretary since October
     1989, Treasurer since June 1989, Vice President of Operations and
     Chief Operating Officer since June 1991 and a Director since June
     1987. Mr. Culbertson was General Manager and Director of Finance of
     the Company beginning in July 1986. Between March 1984 and June
     1986, Mr. Culbertson was General Manager of Nillie Dipert
     Properties, Arlington, Texas, which owned and managed various real estate properties. Mr. Culbertson holds a B.B.A. degree in finance from the University of Texas where he graduated in July 1986.
Kenneth M. Cancienne.....................................................    15,000(3)         *
  Mr. Cancienne, age 32, has served as Vice President and Chief Financial
     Officer of the Company since June 1991, Controller since May 1990 and a Director since April 1992. Between May 1988 and May 1990, Mr.
     Cancienne was an accountant for Whitsell and Company, P.C.,
     Arlington, Texas, a public accounting firm. Between May 1985 and May
     1988, Mr. Cancienne was an accountant for Postlethwaite and
     Netterville, Baton Rouge, Louisiana, a public accounting firm. Mr.
     Cancienne holds a B.B.A. degree in Accounting from Louisiana State
     University where he graduated in May 1985. Mr. Cancienne has been a
     Certified Public Accountant since October 1987.
William V. Kimbrell......................................................    15,000            *
  Mr. Kimbrell, age 49, has served as Vice President of Tandy Name Brands
     Eastern Operations, Fort Worth, Texas from December 1985 until his retirement in 1991. Between May 1969 and November 1985, Mr. Kimbrell
     worked with Scott/McDuff Appliances, Memphis, Tennessee as a sales representative prior to its acquisition by Tandy Name Brands, and was promoted to Vice President of its Scott/McDuff division in June
     1981. Mr. Kimbrell has been a Director of the Company since October
     1991.

                                                                                COMMON STOCK
                                                                            BENEFICIALLY OWNED(1)
                                                                           -----------------------
                     NAME, AGE, PRINCIPAL OCCUPATION                       NUMBER OF      PERCENT
                         AND OTHER DIRECTORSHIPS                            SHARES        OF CLASS
-------------------------------------------------------------------------  ---------      --------
William P. Maloney.......................................................     9,400            *
  Mr. Maloney, age 57, has been Senior Vice President of Eagle Asset
     Management since October 1992. Between April 1982 and October 1992,
     Mr. Maloney was senior vice president of Kidder, Peabody & Company,
     New York, New York. Prior to April 1982, Mr. Maloney had worked for
     Paine Webber in its Blyth Eastman Paine Webber Mitchell Hutchins
     Research Department. Prior to that, Mr. Maloney had been a partner in charge of institutional sales and research at Parker Hunter, Inc.
     Mr. Maloney graduated from Holy Cross College in 1959 and attended business school at McGill University and Duquesne University. Mr.
     Maloney also serves as a member of the board of directors for the
     Napier Company, St. Joseph's Medical Center in Stamford,
     Connecticut, St. Joseph's Medical Center Foundation, Boys Hope of
     New York and advisory board member of Full Circle Investors, L.P.
     Mr. Maloney has served as a Director of the Company since May 1992.
Aaron Shenkman...........................................................    24,600            *
  Mr. Shenkman, age 54, has been President of Helen of Troy Corporation,
     El Paso, Texas since 1985. Prior thereto since 1972, Mr. Shenkman had served in various executive capacities with Helen of Troy
     Corporation, which is an importer and distributer of hair care appliances to the cosmetic and mass retailing industries. Mr.
     Shenkman has been a Director of the Company since October 1991.
All directors and officers as a group (7 persons)........................   768,286(4)      23.4%

---------------

 *  Less than 1%

(1) Unless otherwise indicated, all shares listed are directly held with sole voting and investment power.

(2) Includes options to purchase 8,400 shares of Common Stock of the Company.

(3) Includes options to purchase 15,000 shares of Common Stock of the Company.

(4) Includes options to purchase 31,800 shares of Common Stock of the Company.

     Directors who are not otherwise salaried employees of the Company are compensated by payment of $1,000 per board meeting in consideration for such service. Directors do not receive any additional compensation for their attendance at committee meetings. In addition, Directors will be reimbursed for reasonable expenses incurred in connection with their attendance at meetings.

                             EXECUTIVE COMPENSATION

     The following table sets forth compensation awarded by the Company to its Chief Executive Officer and the three other executive officers for services rendered during the fiscal years ended June 30, 1993, 1994 and 1995.

                           SUMMARY COMPENSATION TABLE

                                             ANNUAL COMPENSATION
                                  -----------------------------------------    LONG-TERM
                                                             OTHER ANNUAL     COMPENSATION    ALL OTHER
  NAME AND PRINCIPAL POSITION     YEAR    SALARY    BONUS   COMPENSATION(1)      AWARDS      COMPENSATION
--------------------------------  ----   --------   -----   ---------------   ------------   ------------
James Ridings...................  1995   $267,924     0               0             0              0
  Chairman of the Board of        1994   $165,171     0         $ 9,600             0              0
  Directors, President and        1993   $159,758     0         $ 9,600             0              0
  Chief Executive Officer
Terry Culbertson................  1995   $122,915     0               0             0              0
  Chief Operating Officer,        1994   $ 74,930     0               0             0              0
  Secretary, Treasurer,           1993   $ 71,492     0               0             0              0
  and Director
Kenneth Cancienne...............  1995   $112,552     0               0             0              0
  Chief Financial Officer,        1994   $ 65,228     0               0             0              0
  Treasurer and Director          1993   $ 62,170     0               0             0              0
Clifford Crimmings..............  1995   $155,104     0               0             0              0
  Vice President Marketing        1994   $ 92,406     0         $ 9,600             0              0
  and Director                    1993   $ 88,867     0         $ 9,600             0              0

---------------

(1) Represents amounts the Company paid to named individual for an automobile allowance of $800 per month.

OPTION EXERCISES AND HOLDINGS

     The following table provides information related to the number of shares of Common Stock received upon exercise of options, the aggregate dollar value realized upon exercise and the number and value of options held by the named executive officers of the Company at June 30, 1995. The named executive officers were not granted any stock options during the year ended June 30, 1995.

                                                                       UNEXERCISED OPTIONS AT JUNE 30, 1995
                                                               -----------------------------------------------------
                                                                 NUMBER OF SECURITIES
                                                                UNDERLYING UNEXERCISED        VALUE OF UNEXPIRED
                            SHARES ACQUIRED                             OPTIONS              IN-THE-MONEY OPTIONS
           NAME               ON EXERCISE     VALUE REALIZED   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
--------------------------  ---------------   --------------   -------------------------   -------------------------
James Ridings.............       30,000          $286,500                      0                   $     0/0
Terry Culbertson..........            0          $      0                8,400/0                   $61,320/0
Kenneth Cancienne.........            0          $      0               15,000/0                   $21,600/0
Clifford Crimmings........            0          $      0                8,400/0                   $61,320/0

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company's Board of Directors established an executive compensation committee (the "Committee") during March 1993. The Committee is responsible for reviewing and recommending compensation awards for the Company's senior executives, including the Chief Executive Officer. The following outlines the Committee's philosophy and objectives relative to executive compensation.

     The Committee believes that the overall objective of the executive compensation program should be to encourage and reward enhancement of Stockholder value. The Committee believes that the executive compensation program should be a comprehensive plan that will (i) motivate executives for long-term management of the Company resulting in increased Stockholder value;
(ii) reward effective management for
the Company through annual performance evaluations; and (iii) attract and retain key executives through competitive salaries and other incentives.

     This report is submitted by the members of the Committee:

        William V. Kimbrell
        William P. Maloney
        Aaron Shenkman

1989 KEY EMPLOYEE STOCK OPTION PLAN

     On December 15, 1989, the Company adopted its 1989 Key Employee Stock Option Plan pursuant to which an aggregate of 200,000 shares of Common Stock were reserved for issuance under such Plan. At that time, the Company granted options to purchase an aggregate of 200,000 shares of Common Stock to its executive officers, including James Ridings, President, Chairman of the Board and Chief Executive Officer of the Company, who was granted options to purchase 100,000 shares of Common Stock. The Plan is administered by a committee (the "Committee") consisting of three directors appointed by the Board of Directors. The Committee interprets the Plan and has discretion to prescribe rules for and amend the Plan.

     The exercise price of $0.70 per share was determined by the Board of Directors prior to the time the Company undertook its initial public offering. Subsequently, the estimated fair value of the Common Stock underlying the options at December 15, 1989 was determined to be $1.75 per share. During the fiscal year ended June 30, 1995, options to purchase 37,000 shares of Common Stock were exercised by the recipients, and the Company received cash payments of $25,900 at the time of exercise. Options to purchase an aggregate of 18,200 remained unexercised as of July 31, 1995. The difference between the estimated value and the aggregate exercise price of such shares is deemed future compensation to the recipients of such options.

     The exercise price is payable in cash or in Common Stock of the Company previously acquired by the participant. Under the terms of the grant, the options vest over a five-year period commencing June 30, 1990, at annual vesting percentages of 7.5%, 20%, 20%, 22.5% and 30%, respectively, over such period and expire five years after vesting. However, in the event of a participant's disability, all options granted will immediately vest, and in the event of a participant's death, all options will similarly vest, but expire one year thereafter. In the event a participant voluntarily terminates his employment or should such employment be terminated by the Company, options that have vested through the date of termination may be exercised for a period of three months following the date of termination. In addition, the right to exercise such options will immediately vest if in excess of 50% of the Company's outstanding shares of Common Stock are acquired by third parties resulting in a change of control of the Company or a majority of the Company's assets are to be sold in a transaction not in the ordinary course of the Company's business. Under the terms of such Plan, options to purchase an aggregate of 185,200 shares of the Company's Common Stock have vested, and options to purchase 167,000 shares were exercised through July 31, 1995. One participant in the Plan left the Company in 1990 and did not exercise any of his options prior to the expiration of 90 days after termination as required by the Plan. In accordance with the terms of the Plan, the Committee could have reallocated the shares subject to options that had been allocated to the departed executive, but chose to allow such options to expire. Pursuant to the Plan, no additional options may be granted after June 30, 1994.

OTHER STOCK OPTIONS

     On December 31, 1992, the Company granted to Kenneth Cancienne, Director, Vice President, Chief Financial Officer and Controller of the Company, and to a key employee of the Company options to each purchase 15,000 shares of Common Stock at a purchase price of $6.56 per share, the market value of Common Stock at date of grant. Under the terms of the grant, the right to exercise such options vest as follows, provided such individuals remain in the employ of the
Company:

                                                              CUMULATIVE VESTING
                                  JUNE 30,                        PERCENTAGE
                --------------------------------------------  ------------------
                 1993.......................................          33%
                 1994.......................................         100%

     The options are exercisable for a five-year period subsequent to vesting, except that following departure from the Company, exercisable options that have accrued must be exercised within three months of termination of employment. The right to exercise such options will immediately vest if in excess of 50% of the Company's shares of common stock are acquired by third parties resulting in a change of control of the Company or a majority of the Company's assets are sold in a transaction not in the ordinary course of the Company's business. The vesting schedule and exercise period related to such options is also accelerated in the event of death, disability or early retirement. None of these options were exercised during fiscal 1995.

COMPANY STOCK PRICE PERFORMANCE GRAPH

     The following graph provides an indicator of and compares the percentage change of cumulative total shareholder return of the Company's Common Stock against the cumulative total return of the Russell 2000 Index and the NASDAQ Composite Index since the initial public offering of the Company's Common Stock on April 16, 1990. This graph assumes $100 was invested on April 16, 1990 in the Company's Common Stock, the Russell 2000 Index and the NASDAQ Composite Index. Both the Russell 2000 Index and the NASDAQ Composite Index exclude the Company.

      Measurement Period                            NASDAQ         Craftmade
    (Fiscal Year Covered)        Russell 2000      Composite     International
4/16/90                                    100             100             100
1990                                    104.06          105.88          169.71
1991                                    103.01          108.99          112.57
1992                                    116.03          129.06          164.28
1993                                    143.58          161.42          282.28
1994                                    147.85          161.66          255.43
1995                                    174.52          213.75          228.57

     The historical stock price performance of the Company's Common Stock shown on the graph above is not necessarily indicative of future stock performance.

     The Company has compared its stock price performance with that of the Russell 2000 Index as it does not believe it can reasonably identify a peer group and no comparable published industry or line-of-business index is available. The Russell 2000 Index consists of companies with market capitalization similar to that of the Company; accordingly, the Company believes the Russell 2000 Index is the best available performance comparison.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, required the Company's Directors, executive officers and beneficial owners of more than 10% of the Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Based solely upon its review of the copies of such forms received by it and written representations that no Form 5's were required from reporting persons, the Company believes that all such reports were submitted on a timely basis during the year ended June 30, 1995.

                THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR
           THE ELECTION OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.

                   II. APPOINTMENT OF THE COMPANY'S AUDITORS

     The Board has appointed Price Waterhouse LLP as independent auditors of the Company for the fiscal year ended June 30, 1996, subject to Stockholder approval. Price Waterhouse LLP served as the Company's independent auditors for the fiscal year which concluded June 30, 1995.

     Although the Board of Directors of the Company is submitting the appointment of Price Waterhouse LLP for Stockholder approval, it reserves the right to change the selection of Price Waterhouse LLP as auditors at any time during the fiscal year if it considers such change to be in the best interest of the Company.

     One or more representatives of Price Waterhouse LLP will be present at the Annual Meeting and available to respond to appropriate questions addressed to them. Such representatives will also have the opportunity to make a statement if they so desire.

                  III. STOCKHOLDER PROPOSALS AND OTHER MATTERS

     To be considered for inclusion in the Company's proxy materials for the 1996 annual meeting of stockholders of the Company, stockholder proposals must be received at the Company's principal executive offices by May 31, 1996.

     The cost of soliciting Proxies will be borne by the Company. In addition to solicitation by mail, certain employees of the Company, who will receive no special compensation therefor, may solicit Proxies in person or by telephone or telegraph. No additional written materials besides the Proxy Statement has been authorized or will be employed in connection with the solicitation of Proxies.

     Management does not intend to present any other matters at the meeting and knows of no other matters that will be presented. However, if any other matters do come before the meeting, the persons named in the enclosed Proxy intend to vote on such matters in accordance with their best judgment.

     The Annual Report to Stockholders for the fiscal year ended June 30, 1995 is enclosed herewith. The Annual Report does not form any part of material for the solicitation of Proxies.

                                            By Order of the Board of Directors,

                                                            LOGO

                                                      TERRY CULBERTSON
                                                         Secretary

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                         CRAFTMADE INTERNATIONAL, INC.

       THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS
          PROXY -- ANNUAL MEETING OF STOCKHOLDERS -- OCTOBER 31, 1995

    The undersigned, revoking all previous proxies, hereby appoint(s) James Ridings and Clifford Crimmings, or any one of them, Proxies, with full power of substitution to represent and to vote all shares of Common Stock, $0.01 par value, of Craftmade International, Inc. owned by the undersigned at the Annual Meeting of Stockholders to be held at the Hilton Inn, 2401 East Lamar Boulevard, Arlington, Texas on Tuesday, October 31, 1995, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of stockholders arise, the persons named herein will vote thereon in accordance with their best judgment. All powers may be exercised by both of said Proxies or substitutes voting or acting or, if only one votes or acts, then by that one. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

1. Election of Directors. Nominees:   James Ridings   Clifford Crimmings
   Terry Culbertson Kenneth Cancienne William V. Kimbrell William P. Maloney Aaron Shenkman

  / /  FOR all nominees listed.                               OR      / /  Withholding authority to vote for all nominees
                                                                           listed above.

   INSTRUCTIONS: To withhold authority to vote for any individual nominee or nominees, write their name(s) here.

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2. Ratify the Appointment of Price Waterhouse LLP as Independent Auditors.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

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

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    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. UNLESS
REVOKED, THIS PROXY SHALL TERMINATE ON NOVEMBER 1, 1995, THE DAY AFTER THE STOCKHOLDERS MEETING, OR IF THE MEETING IS CONTINUED OR ADJOURNED, THE DAY AFTER CONTINUATION OR ADJOURNMENT. IF NO SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2.
                                             Dated                        , 1995

                                             -----------------------------------
                                                         (Signature)

                                             -----------------------------------
                                                         (Signature)

                                               Where there is more than one
                                             owner, each should sign. When
                                             signing as an attorney,
                                             administrator, executor, guardian
                                             or trustee, please add your full
                                             title as such. If executed by a
                                             corporation or partnership, the
                                             proxy should be signed in the
                                             corporate or partnership name by a
                                             duly authorized officer or other
                                             duly authorized person, indicating
                                             such officer's or other person's
                                             title.

                                                PLEASE SIGN, DATE AND RETURN
                                                          PROMPTLY
                                                  IN THE ENCLOSED ENVELOPE.

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